To the Stockholders

     For the three months ended September 30, 2002, Seligman Select Municipal Fund delivered a total return of 6.52% based on net asset value and 4.95% based on market price. The annualized distribution rate based on the current monthly dividend and market price at September 30, 2002, was 5.98%, which is equivalent to a taxable yield of 9.74% for investors in the maximum federal tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.28% to 1.60%.

     During the third quarter, economic growth remained weak. Gross domestic product (GDP) grew at a 3.1% annualized rate in the third quarter, which was an improvement on the second quarter’s 1.3% annualized rate. In general, however, economic reports have been discouraging. Manufacturing has faltered, unemployment has increased, and consumer confidence has fallen to 1993 levels. On November 6, the Federal Reserve Board reduced the federal funds rate by 50 basis points to 1.25%. It was the first rate cut of 2002, and it was intended to stimulate economic activity by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. If economic weakness persists, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus.

     As the economic recovery appeared more uncertain and investor demand increased, yields for both US Treasuries and municipal bonds decreased sharply during this time. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fell 42 basis points during the quarter, ending the period at a 34-year low. Treasury yields declined even more, and for this reason we believe municipal bonds have become particularly attractive in comparison to Treasury bonds.

     To varying degrees, the nation’s states and municipalities are struggling with fiscal difficulties associated with the weak economy. They have responded to decreased tax revenues by slashing budgets, raising taxes, and tapping reserves. Their financial situation could be challenging for some time to come, but, fortunately, investor demand for municipal bonds remains strong, and this can serve as an important source of financing for states and municipalities.

     Against this backdrop of economic uncertainty, the Fund’s strategy has been to maintain a portfolio composed of high-quality bonds. At least 80% of portfolio holdings must be in AAA-rated bonds, the highest rating category of Moody’s and Standard & Poor’s. We spend a great deal of time researching and monitoring municipal credits for inclusion in the Fund, and this approach has thus far insulated Stockholders from the worst of the downturn. We trust it will continue to do so as the economic recovery strengthens, as we believe it will in 2003.

     We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund’s performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Thomas G. Moles
President

November 6, 2002

Interview With Your Portfolio Manager, Thomas G. Moles

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

What economic and market factors affected Seligman Select Municipal Fund during the third quarter of 2002?

     Bond yields fell steadily during Seligman Select Municipal Fund’s third quarter. By September 30, 2002, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, had fallen by 42 basis points to the lowest level in 34 years. The decline in Treasury bond yields was even greater, with yields on the 30-year and 10-year Treasury bonds lower by approximately 84 points and 120 points, respectively. As a result, municipal bonds have become particularly attractive in comparison to Treasury bonds. At quarter-end, long-term municipal bonds were yielding 124% of the 10-year Treasury bond, a new high for the ratio, and 99% of the 30-year Treasury, the highest level since 1998. At current ratios, we believe investors in lower tax brackets could potentially benefit from municipal bond ownership.

     The low interest rate environment of the past year sparked a steady increase in municipal issuance that has yet to subside. Year-to-date, new issue supply is up 28% over the same period last year and is expected to break the previous record set in 1993. Demand for municipal bonds has been strong despite the low yield environment. The protracted equity bear market, as well as concerns about economic weakness, mounting corporate accounting scandals, and the war on terrorism prompted a growing number of investors to seek the relative safety and stability of the municipal bond market.

     While we believe that the recession is technically over, economic growth remains weak. States and municipalities are experiencing severe budget deficits as a result of sharp declines in tax revenue, and many will continue to struggle for some time to come. Still, most municipal issuers have managed to weather the recent downturn better than the previous recession. During the decade-long expansion, many states and municipalities amassed budget surpluses, lowered debt costs through refinancings, and maintained manageable debt levels. For the quarter ended September 30, 2002, Moody’s Investors Service reported that overall rating upgrades exceeded downgrades by a ratio of 4.4 to 1. Standard & Poor’s downgraded more issuers than they upgraded, for a ratio of 1.2 to 1. The health care industry continues to experience more downgrades than upgrades, but the trend is improving as the industry stabilizes. At present, hospital bonds represent just 2% of the Fund’s net assets. The nation’s airlines continue to suffer credit deterioration. Valuations are at new lows for many carriers, and the outlook for the industry is negative. Airports have fared much better due to a broader source of revenue. The Fund has no exposure to airline credits and all airport holdings are insured and rated AAA, the highest rating available. Lastly, the Fund’s emphasis on high-quality, insured bonds continues to help insulate it from the effects of the recent recession.

Interview With Your Portfolio Manager, Thomas G. Moles

What was your investment strategy during this time?

     Despite the declining yield environment of the past quarter, we chose not to extend the duration of the Fund’s portfolio. In our opinion, the sharp decline in municipal bond yields over the past quarter was, to a significant degree, an emotional response to a series of shocks to the financial markets, and we became concerned that the bond market rally could not be sustained. While economic growth remains sluggish, the economy is expanding. The price of oil has risen sharply in 2002, posing a potential risk to the rate of inflation. Lastly, burgeoning Treasury borrowing needs could spark an increase in interest rates when the current “flight-to-quality” demand for Treasury bonds weakens. It is our intention to maintain a relatively short duration target for the Fund until long-term yields better reflect municipal market fundamentals. We are optimistic this strategy will leave the Fund better positioned for the long term.

What is your outlook?

     Consumer confidence has been weakening and is now at the lowest level since November 1993. As consumer spending is key to any meaningful recovery, we remain cautiously optimistic with respect to near-term prospects for the economy. Over the long term, however, our outlook remains positive. We will continue to position the Fund’s portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. Nevertheless, given the relative attractiveness of municipal bonds in comparison to taxable bonds, we think municipal bonds would likely outperform taxable bonds in a rising yield environment.

     Municipal bond funds continue to provide many investors with a significant yield advantage over taxable bond funds. In addition, given the volatility in the equity market, municipals offer needed diversification. While the stock market has historically provided superior investment returns in comparison to municipal investments, investors have been exposed to considerably higher risk in exchange for the extra performance. By including municipal securities in the investment mix, risk profiles can be appreciably reduced. In terms of risks from credit default, we believe the highest-rated municipal bonds are second only to US government bonds. That distinction is unlikely to change despite the current challenges facing municipal issuers.

Investment Results Per Common Share (unaudited)

TOTAL RETURNS*
For Periods Ended September 30, 2002

			Average Annual

	Three	Nine	One		Five		Ten
	Months	Months	Year		Years		Years

Market Price**	4.95%	11.87%	12.19%		2.95%		6.14%
Net Asset Value**	6.52%	11.81%	10.58%		7.26%		7.42%

PRICE PER SHARE
	September 30,	June 30,	March 31,		December 31,
	2002	2002	2002		2001

Market Price	$11.04	$10.68		$10.15		$10.32
Net Asset Value	12.36	11.78		11.46		11.56

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Nine Months Ended September 30, 2002

	Capital Gain

Dividends Paid†	Realized	Unrealized

$0.476	$0.006	$1.270††

ANNUALIZED DISTRIBUTION RATE
The annualized distribution rate based on the current monthly dividend and market price at September 30, 2002 was 5.98%, which is equivalent to a taxable yield of 9.74% based on the maximum federal income tax rate of 38.6%. The tax-equivalent yield does not reflect any alternative minimum taxes to which a shareholder may be subject.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.
†	Preferred Stockholders were paid dividends at annual rates ranging from 1.28% to 1.60%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.
††	Represents the per share amount of unrealized appreciation of portfolio securities as of September 30, 2002.

Portfolio of Investments (unaudited)			September 30, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Alabama — 9.4%	$10,000,000	Jefferson County Sewer Rev.
		(Capital Improvement Warrants),
		5.125% due 2/1/2039	Aaa/AAA	$10,325,900
	5,000,000	McIntosh Industrial Development Board,
		Environmental Facilities Rev. (CIBA Specialty
		Chemicals), 5.375% due 6/1/2028	A2/A	5,073,300
Alaska — 1.8%	2,395,000	Alaska Energy Authority Power Rev.
		(Bradley Lake Hydroelectric Project),
		6% due 7/1/2021	Aaa/AAA	2,901,375
California — 23.7%	9,130,000	California Pollution Control Financing Authority
		Sewage and Solid Waste Disposal Facilities
		Rev. (Anheuser-Busch Project),
		5.75% due 12/1/2030*	A1/A+	9,688,300
	4,100,000	Foothill/Eastern Transportation Corridor Agency
		Toll Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,248,871
	4,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa/AAA	4,157,040
	5,700,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa/AAA	5,923,782
	10,000,000	San Francisco City and County Airports
		Commission Rev. (International Airport),
		6.30% due 5/1/2025*	Aaa/AAA	10,719,000
	4,000,000	San Joaquin Hills Transportation Corridor Agency
		Rev. (Orange County Senior Lien Toll Road),
		6.75% due 1/1/2032ø	Aaa/AAA	4,133,800
Georgia — 5.0%	7,695,000	Georgia Housing and Finance Authority Rev.
		(Single Family Mortgage), 6.10% due 6/1/2031*	Aa2/AAA	8,137,078
Illinois — 4.9%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa/AAA	8,059,275
Louisiana — 5.8%	7,580,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012†	NR/AAA	9,454,761
Massachusetts — 5.7%	4,000,000	Massachusetts Bay Transportation Authority
		General Transportation System Rev.,
		5.625% due 3/1/2026ø	Aaa/AAA	4,503,880
	4,000,000	Massachusetts Development Finance Agency
		Rev. (WGBH Educational Foundation),
		5.75% due 1/1/2042	Aaa/AAA	4,837,800
Michigan — 1.3%	2,000,000	Kalamazoo Hospital Finance Authority Rev.
		(Bronson Methodist Hospital),
		5.50% due 5/15/2028	Aaa/NR	2,106,340
Minnesota — 1.6%	2,500,000	Minnesota Agricultural and Economic
		Development Board Rev. (The Evangelical
		Lutheran Good Samaritan Society Project),
		6.625% due 8/1/2025	A3/A-	2,716,875

See footnotes on page 7.

Portfolio of Investments (unaudited) (continued)

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Missouri — 3.6%	$5,840,000	Missouri State Housing Development Commission
		Single Family Mortgage Rev. (Homeownership
		Loan Program), 5.50% due 3/1/2033*	NR/AAA	$5,998,030
New Jersey — 5.1%	8,000,000	New Jersey Economic Development Authority
		Water Facilities Rev. (American Water Co. Inc.),
		5.375% due 5/1/2032*	Aaa/AAA	8,407,040
New York — 13.7%	10,000,000	New York State Energy Research & Development
		Authority Electric Facilities Rev. (Consolidated
		Edison Co. NY Inc. Project),
		6.10% due 8/15/2020	Aaa/AAA	11,273,100
	10,000,000	New York State Thruway Authority General
		Rev., 6% due 1/1/2025ø	Aaa/AAA	11,155,300
New York and	6,500,000	Port Authority of New York and New Jersey
New Jersey — 4.3%		(JFK International Air Terminal LLC Project Rev.),
		5.75% due 12/1/2022*	Aaa/AAA	7,105,670
Ohio — 2.1%	2,895,000	Cleveland Waterworks Improvement First
		Mortgage Rev., 5.75% due 1/1/2021ø	Aaa/AAA	3,283,480
	105,000	Cleveland Waterworks Improvement First
		Mortgage Rev., 5.75% due 1/1/2021	Aaa/AAA	114,345
Pennsylvania — 10.6%	3,000,000	Delaware County Industrial Development Authority
		Water Facilities Rev. (Philadelphia Suburban
		Water), 5.35% due 10/1/2031*	Aaa/AAA	3,158,100
	3,000,000	Lehigh County Industrial Development Authority
		Pollution Control Rev. (Pennsylvania Power &
		Light Company Project), 6.15% due 8/1/2029 . .	Aaa/AAA	3,341,760
	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025* . .	Aaa/AAA	10,907,700
South Carolina — 3.2%	5,000,000	South Carolina Ports Authority Rev.,
		5.30% due 7/1/2026*	Aaa/AAA	5,188,350
South Dakota — 1.6%	2,555,000	South Dakota Housing Development Authority
		(Homeownership Mortgage Rev.),
		6.30% due 5/1/2030*	Aa1/AAA	2,711,775
Tennessee — 5.2%	8,000,000	Humphreys County Industrial Development Board
		Solid Waste Disposal Rev. (E.I. duPont
		de Nemours & Co. Project),
		6.70% due 5/1/2024*	Aa3/AA-	8,571,200
Texas — 16.1%	5,000,000	Dallas–Fort Worth International Airports Rev.,
		5.75% due 11/1/2030	Aaa/AAA	5,448,150
	3,000,000	Houston Airport System Rev., 5.625% due 7/1/2030*	Aaa/AAA	3,172,320
	4,000,000	Houston Higher Education Finance Corporation
		Rev. (Rice University Project),
		5.375% due 11/15/2029	Aaa/AAA	4,221,840
	5,000,000	Lower Neches Valley Authority Industrial
		Development Corp. Sewer Facilities
		Rev. (Mobil Oil Refining Corp. Project),
		6.40% due 3/1/2030*	Aaa/AAA	5,307,400

See footnotes on page 7.

Portfolio of Investments (unaudited)			September 30, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P		Market Value

Texas (continued)	$7,500,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and
		Light Co. Project), 6.125% due 5/1/2030*		Aaa/AAA	$8,226,150
Virginia — 2.2%	5,000,000	Pocahontas Parkway Association Toll Road
		Rev. (Route 895 Connector), 5.50%
		due 8/15/2028		Baa3/BBB-	3,625,350
Washington — 13.4%	4,795,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.25% due 7/1/2017*		Aaa/AAA	5,448,750
	5,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.35% due 7/1/2028*		Aaa/AAA	5,656,300
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033		Aaa/AAA	10,936,100

Total Municipal Bonds (Cost $213,386,909) — 140.3%					230,245,587
Variable Rate Demand Notes (Cost $4,350,000) — 2.6%					4,350,000
Other Assets Less Liabilities—2.8%					4,524,193
Preferred Stock — (45.7)%					(75,000,000

Net Assets for Common Stock— 100.0%					$164,119,780

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
†	Escrowed-to-maturity security.
ø	Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

Seligman Select Municipal Fund, Inc. Managed by

J & W. SELIGMAN & CO. INCORPORATED	Third Quarter Report September 30, 2002
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com
Photo: Courtesy Michigan Travel Bureau
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